UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2007

CLARKE AMERICAN CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133253	84-1696500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas 78249

(Address of Principal Executive Offices) (Zip Code)

210-697-8888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

   OTHER EVENTS

On April 12, 2007, Clarke American Corp. issued the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference in this Item 8.01.

ITEM 9.01

   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit 99.1	Press release, dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARKE AMERICAN CORP.
	By:	/s/ Peter A. Fera, Jr.
	Name:	Peter A. Fera, Jr.
	Title:	Senior Vice President and Chief Financial Officer
Date: April 12, 2007

EXHIBIT INDEX

99.1

Exhibit Index